Restructuring Charges	12 Months Ended
Dec. 31, 2023
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring Charges During the year ended December 31, 2022, the Company incurred restructuring charges of $2.7 million. The restructuring charges primarily relate to severance costs resulting from the reorganization and realignment of employees supporting the Company as a result of the Stonepeak Transaction